UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2025

Hippo Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39711	32-0662604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1Almaden Blvd., Ste 400
San Jose, California 95113
650 294-8463
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HIPO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 21, 2025, Assaf Wand informed the Board of Directors (the “Board”) of Hippo Holdings Inc. (the “Company” or “Hippo”) of his resignation from the Board effective April 21, 2025. Mr. Wand is a cofounder of the Company and has served on the Board since October 2015. He served as Chief Executive Officer from the Company’s inception until June 2022, and as Executive Chairman of the Board since then. Regarding Mr. Wand’s resignation, Company Chief Executive Officer and President Richard McCathron said: “Assaf founded Hippo with a vision to prioritize the customer experience in homeowners’ insurance which has shaped our strategy to protect the joy of homeownership for our customers. I am deeply grateful for Assaf’s dedication and partnership and thank him for all that he has done over the past decade to define and lead Hippo.”

Mr. Wand had the following to say regarding the Company’s future: “I have every confidence that under Rick’s leadership, Hippo will continue to deliver value to its customers, partners, and shareholders. From knocking on doors, to securing our first policies, to ringing the bell on the NYSE stage alongside me, Rick has been my partner every step of the way and an invaluable leader of the Company. As CEO, he drove Hippo to its most successful year yet, reaching EBITDA profitability and staying on track to achieve net income profitability by the end of 2025. The Board that I helped build and have had the honor of serving alongside for the past ten years is highly strategic and collaborative. I want to extend my thanks to the Board, Rick and the entire Hippo team. I am confident I’m leaving my vision and the successful future of the Company in very capable hands. No other company is better equipped to help homeowners proactively protect their homes than Hippo.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 22, 2025

HIPPO HOLDINGS, INC.

By:	/s/ GUY ZELTSER
Guy Zeltser
Chief Financial Officer